CONTRACT COSTS, NET	12 Months Ended
Jun. 30, 2021
CONTRACT COSTS, NET
CONTRACT COSTS, NET

NOTE 8. CONTRACT COSTS, NET

Contract costs, net consisted of the following:

	June 30,	June 30,	June 30,
	2020	2021	2021
Third Party	RMB	RMB	U.S. Dollars
Contract costs	¥31,677,348	¥53,344,816	$8,260,456
Allowance for credit losses	(139,762)	(4,548,910)	(704,400)
Total contract costs, net	¥31,537,586	¥48,795,906	$7,556,056

As of June 30, 2021, total contracts costs, net amounted to ¥48,795,906 ($7,556,056), of which 21.3%, or ¥11,253,727 ($1,742,642) have been subsequently realized as of the date of the report, and the remaining balance is expected to be utilized by March 31, 2022.

Net recovery of provision for credit losses of contract cost was ¥233,391 and ¥22,451 for the years ended June 30, 2019 and 2020, respectively. Provision for credit losses of contract was ¥4,647,802 ($719,713) for the year ended June 30, 2021. There were an increase in contract assets due to the increased pre-contract costs incurred in anticipation of obtaining planned contracts for the Company’s revenue. As the progress of these contracts was delayed by the COVID-19 pandemic, the Company records allowance for credit losses of contract cost according to its general accounting policy, while the Company also makes great efforts to prevent any unrealizable of contract costs from third parties.

Movement of allowance for credit losses of contract costs is as follows:

	June 30,	June 30,	June 30,
	2020	2021	2021
	RMB	RMB	U.S. Dollars
Beginning balance	¥162,213	¥139,762	$21,642
Charge to (reversal of) expense	(22,451)	4,647,802	719,713
Less: write-off	—	(238,654)	(36,955)
Ending balance	¥139,762	¥4,548,910	$704,400